THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE UNDERLYING SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED.

                     GREAT WESTERN LAND AND RECREATION, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. 1

     THIS CERTIFIES THAT, for value received, Amortibanc Management, L.C., a Texas limited liability company, its successors and permitted assigns (the "Holder"), is entitled to subscribe for and purchase from Great Western Land and Recreation, Inc., a Delaware corporation (the "Company"), at any time from and after Midnight (Arizona time) on the date of the closing (the "Effective Time") of the merger (the "Merger") of quepasa.com, inc., a Nevada corporation ("quepasa"), with and into GWLAR, Inc. pursuant to the Merger Agreement dated as of August 6, 2001 (the "Merger Agreement") among the Company, GWLR, LLC, GWLAR, Inc. and quepasa until 5:00 p.m. (Arizona time) on the tenth anniversary of the Effective Date (the "Exercise Period"), 14,827,175 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). The purchase price for each share of Common Stock hereunder shall be in accordance with the following table (subject to adjustment in accordance with this Warrant, the "Purchase Price"), subject, however, to the provisions and upon the terms and conditions set forth in this Warrant:

 TRANCHE            NUMBER OF SHARES         EXERCISE PRICE
------------        ----------------         --------------
Tranche A              4,942,392                  $0.30
Tranche B              4,942,392                  $0.60
Tranche C              4,942,391                  $1.20

     This Warrant is one of the "Parent Warrants" referenced in the Merger Agreement.

     1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time during the Exercise Period, upon presentation and surrender of this Warrant to the Company, at its principal executive office as set forth in the Company's most recent filings with the Securities and Exchange Commission, with a duly executed subscription (in the form attached hereto) and accompanied by payment of the Purchase Price for each share of Common Stock purchased. Such payment shall be made, in cash or by certified bank or cashier's check, payable to the order of the Company. Notwithstanding the foregoing provisions requiring payment in cash or by check, the Holder may from time to time at the Holder's option pay the Purchase Price or any portion thereof by surrendering to the Company, in lieu of such payment, the right of the Holder to receive a number of shares of Common Stock having an aggregate Market Value equal to such Purchase Price (or portion thereof) on the date of exercise (a "Cashless Exercise"). For purposes of the foregoing, the "Market Value" of a share of Common Stock as of a relevant date means the closing price on the trading day preceding such date with respect to the Common Stock on a national securities exchange or the Nasdaq National Market or Nasdaq SmallCap Market or the Nasdaq OTC, as the case may be . The closing price shall be: (i) the last sale price of shares of the Common Stock on such trading day or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported by the principal exchange on which the Common Stock is then listed or admitted to trading or by the Nasdaq Stock Market; or (ii) if no shares of Common Stock are then listed or admitted to trading on any national securities exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown on the National Association of Securities Dealers automated quotation system. The Cashless Exercise rights of the Holder shall be of no force or effect unless the Common Stock is then listed, admitted to trading, or reported.

     The shares of Common Stock purchased hereunder shall be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered to the Company, along with the subscription and full payment, whether by cash or check, for the shares purchased. Certificates for the shares so purchased and, unless this Warrant shall have expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall be delivered to the Holder within a reasonable time, and in any event within 10 business days, after the Holder has complied with the provisions of this Section 1.

     2. RESTRICTIONS ON TRANSFER OF WARRANT. The Holder may not sell, assign pledge, hypothecate or otherwise transfer any rights under this Warrant to anyone other than (a) any officer or partner of the Holder; (b) any successor to the business of the Holder; (c) any affiliate of the Holder; (d) a transfer within the Family Group of the Holder, or (e) any transferee who receives this Warrant by operation of law as a result of the death or dissolution of any holder permitted by this Section 2. The Holder's "Family Group" means such Holder's spouse and lineal descendants (whether natural or adopted) and any trust formed and maintained solely for the benefit of such Holder, such Holder's spouse and/or such Holder's lineal descendants. In the case of Amortibanc Management, L.C., "Family Group" shall also include members of the Family Group of Willard Garvey.

     3. RESERVATION OF SHARES. The Company covenants and agrees that all securities that it may issue upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges. The Company further agrees that at all such times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance on full exercise of this Warrant.

     4.   EXCHANGE, ASSIGNMENT, OR LOSS OF WARRANT.

          (a) Subject to subsection (b) below, this Warrant is exchangeable and may be divided or combined with other Warrants that carry the same rights, without expense other than as provided in this Section 4, at the option of the Holder, upon presentation and surrender hereof to the Company, for other Warrants of different denominations entitling the holder(s) thereof to purchase in the aggregate the same number of shares of Common Stock at each Purchase Price purchasable hereunder. To effect any exchange, the Holder shall provide the Company written notice of any exchange signed by the Holder specifying the names and denominations in which new Warrants are to be issued.

          (b) This Warrant may not be sold, transferred, assigned, or hypothecated except as permitted under Section 2 herein and except in compliance with Federal and state securities laws. Any permitted transfer shall be made by surrender of this Warrant to the Company, together with a duly executed assignment (in the form of the assignment attached to this Warrant) and funds or common stock sufficient to pay any transfer tax, whereupon the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name(s) of the assignee(s) named in such instrument of assignment, and this Warrant shall be canceled. Any transferee of this Warrant, by its acceptance thereof, agrees to be bound by the terms of this Warrant, with the same force and effect as if a signatory thereto.

          (c) The Company will execute and deliver a new Warrant of like tenor and date upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to the Company, or (ii) in the case of mutilation, upon presentation, surrender, and cancellation of this Warrant.

     5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.   ADJUSTMENT AND OTHER EVENTS.

          (a) If the Company shall, after the Issue Date, declare any dividend or other distribution upon its outstanding Common Stock payable in Common Stock or shall subdivide its outstanding shares of Common Stock into a greater number of shares, then the number of shares of Common Stock that may thereafter be purchased upon the exercise of the rights represented by this Warrant must be increased in proportion to the increase through such dividend, distribution, or subdivision, and the Purchase Price must be decreased in such proportion. If the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares, the number of shares of Common Stock that may thereafter be purchased upon the exercise of the rights represented hereby will be decreased in proportion to the decrease through such combination, and the Purchase Price will be increased in such proportion.

          (b) If, after the date of original issuance of this Warrant (the "Issue Date"), there shall occur (i) any reclassification, capital reorganization, or other change of outstanding Common Stock of the Company (other than a change described or referred to in Subsection 6(a)), or (ii) any consolidation or merger of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the shares of Common Stock issuable upon exercise of this Warrant), or (iii) sale or conveyance to a third party of all or substantially all of the Company's assets as an entirety, then and in such event the terms of this Section 6 will be deemed to be appropriately adjusted, and the Company will cause effective provision to be made, so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property, if any receivable upon such reclassification, capital reorganization, or other change, consolidation, merger, sale or conveyance that the Holder would have received had this Warrant been exercised in full immediately prior to such event.

          (c) If, after the Issue Date, the Company shall at any time or from time to time (i) distribute (otherwise than as a dividend in cash or in Common Stock or in securities convertible into or exchangeable for Common Stock) to the holders of Common Stock (or grant any rights to such holders to acquire) assets, including stock or other securities of the Company (or the right to acquire the same) or any subsidiary, without any consideration paid or to be paid by such holders or for a consideration paid less than the fair market value of such assets as reasonably and objectively determined by the Board of Directors of the Company, or (ii) declare a distribution, right or dividend upon the Common Stock in cash or assets other than shares of Common Stock, THEN the Company shall reserve, and the Holder of this Warrant shall thereafter upon exercise of this Warrant be entitled to receive, for each share of Common Stock purchasable hereunder on the record date established by the Company for the determination of holders of Common Stock entitled to receive such distribution, right or dividend (or if no such record date shall have been established, on the date of such distribution, grant of such right or payment of such dividend), (i) the amount of such assets that would have been distributable to, or as to which such right would have been granted to, the Holder hereof or (ii) the amount of such dividend (to the extent above-stated) that the Holder would have received, had the Holder been a holder of the number of shares of Common Stock purchasable under this Warrant on such record (or other) date. Such entitlement by the Holder shall be without increase in (except in respect for the consideration, if any, paid for such assets by the holders of Common Stock) the then current Purchase Price.

          (d) If: (i) there shall be an event requiring an adjustment as provided in subsections 6(a) or 6(b); (ii) the Company shall make a distribution that may come within subsection 6(c); (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class, or other rights; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to the Holder (1) at least twenty business days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any merger, consolidation, reorganization or reclassification, and (2) in the case of any such merger, consolidation, reorganization or reclassification at least twenty business days' prior written notice of the date when the same shall take place or the date on which the books of the Company shall close or a record shall be taken for same, whichever is the earlier. Such notice in accordance with the foregoing clause and to the extent applicable shall specify (A) in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and (B) when the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such merger, consolidation, reorganization, liquidation or winding up, as the case may be. Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder, which notice shall be accompanied by a certificate of the Company, stating the adjusted Purchase Price and the adjusted number of shares of Common Stock purchasable or the kind and amount of any such securities or property purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.

          (e) No fractional shares of Common Stock or script representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant, and the Company shall have no obligation for any cash payment with respect thereto. If a fractional share shall result from adjustments in the number of shares of Common Stock purchasable hereunder, the number of shares of Common Stock purchasable hereunder shall, on an aggregate basis taking into account all prior adjustments, be rounded up to the next whole number.

          (f) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock or other securities actually purchasable under this Warrant, this Warrant may continue to express the Purchase Price and the number of shares of Common Stock purchasable hereunder as such price and number of shares were expressed on this Warrant when initially issued.

     7. REGISTRATION RIGHTS UNDER THE SECURITIES ACT OF 1933. The Holder shall have the registration rights with respect to the Registrable Securities contained in the Registration Rights Agreement dated as of the date hereof between Amortibanc Management, L.C. and the Company. For the purposes of this
Section 7, the term "Registrable Securities" shall mean any Common Stock purchasable upon exercise of the Parent Warrants (or any Warrant(s) issued in replacement or upon transfer thereof), and any other capital stock issued or issuable with respect to the Common Stock issued or issuable upon the exercise of any Parent Warrant.

     8.   TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

          (a) This Warrant and the shares of Common Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Act and then only against receipt of an agreement of such person to whom such offer or sale is made to comply with the provisions of this
     Section 8 with respect to any resale or other disposition of such securities; except that no such agreement shall be required from any person purchasing shares of Common Stock pursuant to a registration statement effective under the Act.

          (b) The Company may cause a legend in substantially the form set forth on the first page of this Warrant to be placed on each Warrant and certificate representing shares of Common Stock, any Common Stock Warrant or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary.

     9. NOTICE. All notices and other communications provided for herein shall be in writing and telecopied, mailed or personally delivered to the intended recipient to the following addresses: (i) if to the Holder, to 5115 N. Scottsdale Rd., Suite 101, Scottsdale, AZ 85250, and (ii) if to the Company, at its principal executive office as set forth in the Company's most recent filings with the Securities and Exchange Commission. The Holder and the Company may change its address for delivery of notice to such other address as may be designated therefor by written notice to the other hereunder. All such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     10. SURVIVAL. The various rights and obligations of the Holder and of the Company as set forth in Sections 7 and 8 herein shall survive the exercise and surrender of this Warrant.

     11. SUCCESSORS AND ASSIGNS. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the Holder and the Company and their respective successors and assigns.

     12. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles.

                                    * * * * *

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its officer duly authorized.


DATED: August 6, 2001.


                                        GREAT WESTERN LAND AND RECREATION, INC.

                                        By:
                                           ---------------------------------
                                           Jay N. Torok
                                           President

                                   ASSIGNMENT
              (to be executed only upon assignment of the Warrant)


     FOR VALUE RECEIVED, the undersigned assigns and transfers to the Assignee named below all of the rights of the undersigned under the attached Warrant with respect to the shares of Common Stock of Great Western Land and Recreation, Inc., a Delaware corporation (the "Company"), set forth below:


Name                                              Number              Exercise
of Assignee              Address                  of Shares           Price
-----------              -------                  ---------           --------


     The undersigned does hereby irrevocably constitute and appoint the Secretary of the Company as attorney-in-fact to transfer such right on the books of the Company, with full power of substitution.


Dated:
      -----------------------



                                        By:
                                           -----------------------------------
                                        Its:
                                            ----------------------------------

                                  SUBSCRIPTION
                 (To be executed only upon exercise of Warrant)


Great Western Land and Recreation, Inc.
5115 N. Scottsdale Rd., Suite 101
Scottsdale, AZ 85250


     The undersigned hereby elects to purchase, pursuant to the provisions of the within Warrant held by the undersigned, _________ shares of Common Stock from Tranche __ .

(Check Appropriate Box)

|_|  Payment of the Purchase Price per share accompanies this Subscription.

|_| Pursuant to Section 1 of the within Warrant, the undersigned hereby surrenders the right to receive ____ shares of Common Stock to which this exercise relates, in payment of the Purchase Price for all shares of Common Stock to which this exercise relates.



DATED:
      -----------------------------


                                        --------------------------------------


                                        By:
                                           -----------------------------------
                                        Its:
                                            ----------------------------------